Exhibit 10.7

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

AMENDMENT TO THE

TERMINAL EXPANSION AGREEMENT

THIS AMENDMENT TO THE TERMINAL EXPANSION AGREEMENT (this “Amendment”) is made as of this 14th day of December 2007, by and between DOMINION COVE POINT LNG, LP, a Delaware limited partnership (“Operator”), and STATOIL NATURAL GAS LLC, a Delaware limited liability company (“Customer”). Operator and Customer are sometimes collectively referred to as the “Parties”.

RECITALS

WHEREAS, pursuant to that certain Terminal Expansion Agreement (the “TEA”), dated as of June 15, 2004, by and between Operator and Customer, Operator and Customer agreed to the terms under which Customer will contract for all of the firm LNG tanker discharging capacity that is allocated to firm tanker discharging service associated with the Terminal Expansion;

WHEREAS, in the Cove Point Expansion — Settlement Agreement dated as of May 24, 2005, Operator and Customer clarified and modified the TEA, and certain related agreements, in certain respects;

WHEREAS, Operator and Customer have agreed upon terms and conditions for Operator to reinforce the pier at the Terminal in the Agreement For Reinforcement of the Cove Point Pier (Large Ship Project) dated on or about the date of this Amendment (the “Pier Agreement”); and

WHEREAS, the Parties have agreed to clarify and modify certain provisions of the TEA based upon the Pier Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Defined Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the TEA, except that the terms “Regulated Large Ship Surcharge”, “Large Ship Capability”, and “Pier Reinforcement Fee” shall have the meanings set forth for them in the Pier Agreement.

2. Amendment to Section 5.1(d) of the TEA. The following provision is hereby added to Section 5.1(d) at the end of that provision:

“	; provided, however, that the surcharge contemplated in Section 4.3(b) (“Regulated Large Ship Surcharge”) of the Pier Agreement shall not be considered a surcharge

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

required by FERC and included in Operator’s FERC Gas Tariff within the meaning of this Section. As a result, Customer shall not pay the Regulated Large Ship Surcharge for LTD Expansion Service. “

3. Amendment to Section 5.6(b) of the TEA. The introductory paragraph of Section 5.6(b) of the TEA shall be amended to insert the clause, “and the Large Ship Credits (as defined below)” following the phrase “the Daily Credits (as defined below)”. In addition, the following provision is hereby added as new Section 5.6(b)(3) of the TEA immediately following Section 5.6(b)(2):

“ (3)	Large Ship Credit.

After the In-Service Date as defined in the Pier Agreement, the Large Ship Credit shall be computed as follows:

(i) if the Large Ship Capability is unavailable for a period greater than the periods specified in Section 5.6(a) of this Agreement for any reason other than Force Majeure, then Customer shall be entitled to a Large Ship Credit equal to ***;

(ii) if the Large Ship Capability is unavailable for a period greater than the periods specified in Section 5.6(a) of this Agreement as a result of Force Majeure, then Customer shall be entitled to a Large Ship Credit equal to ***;

(iii) if, at such time that Operator is unable to provide the Large Ship Capability resulting in a Large Ship Credit, Operator is able to receive tankers meeting the tanker specifications set forth Section 5.3 of Rate Schedule LTD-1 as of the date of the Pier Agreement, then Customer shall not be entitled to any other Unavailability Credits under this Section 5.6 as a result of Operator’s inability to provide Large Ship Capability;”

4. Term of Effectiveness. This Amendment shall become effective upon the In-Service Date of the Pier Agreement and shall terminate if and when the Pier Agreement terminates.

5. References.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

(a) Upon the effectiveness of this Amendment, each reference in the TEA, to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the TEA as amended by this Amendment.

(b) Except as specifically amended above, the TEA shall remain in full force and effect and are hereby ratified and confirmed in all respects.

(c) This Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party.

(d) This Amendment (together with any other document executed and delivered in connection herewith) is not intended to be, nor shall it be construed as, a novation of the TEA.

6. Governing Law. The interpretation and performance of this Amendment will be in accordance with and controlled by the laws of the State of New York, without giving effect to any conflict of laws principles other than New York General Obligations Law §§5-1401 and 5-1402.

7. Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile signatures on this Amendment shall be treated for all purposes as binding on such signatory to the same extent as an original signature. If a party delivers an executed counterpart of this Amendment, such party shall promptly deliver to the other party (or its counsel) such number of original signatures of this Amendment promptly after its effectiveness as the party may request.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their proper officers as of the date first written above.

DOMINION COVE POINT LNG, LP, as Operator

By:	/s/ Donald R. Raikes
Name:	Donald R. Raikes
Title:	Vice President Transmission Marketing & Customer Services

STATOIL NATURAL GAS LLC, as Customer

By:	/s/ Hilde Nafstad
Name:	Hilde Nafstad
Title:	President

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